Exhibit 99.3

2015 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE ROUNDY’S, INC. 2015 INCENTIVE COMPENSATION PLAN

*    *    *    *    *

Participant:

Grant Date:             , 2015

Target Number of Restricted Stock Units Granted:

Maximum Number of Shares of Common Stock That May Be Issued:1

*    *    *    *    *

THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Roundy’s, Inc., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Roundy’s, Inc. 2015 Incentive Compensation Plan, as in effect and as amended from time to time, and subject to approval by the Company’s stockholders as set forth in Section 24 (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the shares of Restricted Stock Units (“RSUs”) provided herein to the Participant [and for the Participant to become subject to the Employee Confidentiality and Non-Competition Agreement (the “Covenants Agreement”) attached hereto as Exhibit A]2.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

[1]	Will equal the 200% number of 2015, 2016 and 2017 Performance Vesting Shares that can potentially be earned.
[2]	To be used only for participants who have not previously executed a Covenant Agreement.

2. Grant of Restricted Stock Unit Award. Subject to approval of the Plan by the Company’s stockholders as set forth in Section 24, the Company hereby grants to the Participant, as of the Grant Date specified above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Common Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement. Subject to Section 5 hereof, the Participant shall not have the rights of a stockholder in respect of the shares underlying this Award until such shares are delivered to the Participant in accordance with Section 4 hereof.

3. Vesting.

(a) The RSUs subject to this grant shall become unrestricted and vested as follows, provided that the Participant has not incurred a Termination (other than if the Participant Retires) prior to each such vesting date:

1) 2015 Performance Vesting Shares. [X Shares (33.34%)]3 of the RSUs (“2015 Performance Vesting Shares”) shall vest based on the following:

(A) On the first anniversary of the Grant Date (such date, the “2015 Operating Income Date”) the Company’s operating income as set forth in the Company’s audited 2015 financial statements (the “2015 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2015 (the “2015 Goal”) and a percent shall be calculated by dividing the 2015 Income over the 2015 Goal (the “2015 Operating Income Percentile”). For the avoidance of doubt, “operating income” shall mean the Company’s customary definition of Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization.

(B) If the 2015 Operating Income Percentile is less than 80%, then the percent of 2015 Performance Vesting Shares that shall vest on the third anniversary of the Grant Date (such date, the “Operating Income Determination Date”) shall be equal to zero (0)%.

(C) if the 2015 Operating Income Percentile is greater than 125%, then the percent of 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

(D) If the 2015 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2015

[3]	This number is 33.34% of the Target Number of Shares.

Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

Operating Income Percentile	Percent of Vested 2015 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%
86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%
112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124%	190.91%
125%	195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date, the 2015 Performance Vesting Shares shall be immediately forfeited. Any 2015 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined below) prior to January 3, 2016, then the percent of the 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to: (a) the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 4, 2015 and the Participant’s last date of service to the Company (the “Participant’s Last Service Date”), over (ii) 365. In the event that the Participant Retires on or after January 3, 2016, then the percent of the 2015 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above.

(G) “Retires” shall mean a voluntary Termination by the Participant if the Participant is age 65 or older, or age 55 to 64 with at least ten (10) years of service to the Company.

(H) In the event of a Change in Control that is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code (a “409A Change in Control”), that occurs prior to the Company’s 2015 fiscal year end date, so long as the Participant has not incurred a Termination prior to such 409A Change in Control, 100% of the 2015 Performance Vesting Shares shall vest upon such 409A Change of Control. In the event of a 409A Change in Control that occurs after the Company’s 2015 fiscal year end date, the percent of the 2015 Performance Vesting Shares that shall vest upon such 409A Change of Control shall be equal to the percent of 2015 Performance Vesting Shares determined under Section 3(a)(1)(B), (C) or (D) above.

2) 2016 Performance Vesting Shares. [X Shares (33.33%)]4 of the RSUs (“2016 Performance Vesting Shares”) shall vest based on the following:

(A) On the second anniversary of the Grant Date (such date, the “2016 Operating Income Date”) the Company’s operating income as set forth in the Company’s audited 2016 financial statements (the “2016 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2016 (the “2016 Goal”) and a percent shall be calculated by dividing the 2016 Income over the 2016 Goal (the “2016 Operating Income Percentile”).

(B) If the 2016 Operating Income Percentile is less than 80%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to zero (0)%.

(C) if the 2016 Operating Income Percentile is greater than 125%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

[4]	This number is 33.33% of the Target Number of Shares.

(D) If the 2016 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

Operating Income Percentile	Percent of Vested 2016 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%
86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%
112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124%	190.91%
125%	195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date, the 2016 Performance Vesting Shares shall be immediately forfeited. Any 2016 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined above in Section 3(a)(1)(G)) after January 2, 2016 but prior to January 1, 2017, then the percent of the 2016 Performance Vesting Shares that shall vest on the Operating

Income Determination Date shall be equal to: (a) the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 3, 2016 and the Participant’s Last Service Date, over (ii) 365. In the event that the Participant Retires on or after January 1, 2017, then the percent of the 2016 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above.

(G) In the event of a 409A Change in Control, that occurs prior to the Company’s 2016 fiscal year end date, so long as the Participant has not incurred a Termination prior to such 409A Change in Control, 100% of the 2016 Performance Vesting Shares shall vest upon such 409A Change of Control. In the event of a 409A Change in Control that occurs after the Company’s 2016 fiscal year end date, the percent of the 2016 Performance Vesting Shares that shall vest upon such 409A Change of Control shall be equal to the percent of 2016 Performance Vesting Shares determined under Section 3(a)(2)(B), (C) or (D) above.

3) 2017 Performance Vesting Shares. [X Shares (33.33%)]5 of the RSUs (“2017 Performance Vesting Shares”) shall vest based on the following:

(A) On the Operating Income Determination Date the Company’s operating income as set forth in the Company’s audited 2017 financial statements (the “2017 Income”) shall be compared to the Company’s operating income goal as established by the Compensation Committee of the Board of Directors for 2017 (the “2017 Goal”) and a percent shall be calculated by dividing the 2017 Income over the 2017 Goal (the “2017 Operating Income Percentile”).

(B) If the 2017 Operating Income Percentile is less than 80%, then the percent of 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to zero (0)%.

(C) if the 2017 Operating Income Percentile is greater than 125%, then the percent of 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to 200%.

(D) If the 2017 Operating Income Percentile is greater than or equal to 80% but less than or equal to 125%, then the percent of 2017

[5]	This number is 33.33% of the Target Number of Shares.

Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the following:

Operating Income Percentile	Percent of Vested 2017 Performance Vesting Shares
80%	50.00%
81%	52.50%
82%	55.00%
83%	57.50%
84%	60.00%
85%	62.50%
86%	65.00%
87%	67.50%
88%	70.00%
89%	72.50%
90%	75.00%
91%	77.50%
92%	80.00%
93%	82.50%
94%	85.00%
95%	87.50%
96%	90.00%
97%	92.50%
98%	95.00%
99%	97.50%
100%	100.00%
101%	103.34%
102%	106.66%
103%	110.00%
104%	113.33%
105%	116.67%
106%	120.00%
107%	123.33%
108%	126.67%
109%	130.00%
110%	133.33%
111%	136.67%
112%	140.00%
113%	143.33%
114%	146.67%
115%	150.00%
116%	154.55%
117%	159.09%
118%	163.64%
119%	168.18%
120%	172.73%
121%	177.27%
122%	181.82%
123%	186.36%
124%	190.91%
125%	195.45%

(E) In the event that the Participant incurs a Termination (other than if the Participant Retires) prior to the Operating Income Determination Date, the 2017 Performance Vesting Shares shall be immediately forfeited. Any 2017 Performance Vesting Shares that do not vest in accordance with this Section shall be forfeited as of the Operating Income Determination Date and the Participant shall have no further rights thereunder.

(F) In the event that the Participant Retires (as defined above in Section 3(a)(1)(G)) on or after January 1, 2017 but prior to December 31, 2017, then the percent of the 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to: (a) the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above, multiplied by (b) the quotient of (i) the number of days between and including January 1, 2017 and the Participant’s Last Service Date, over (ii) 365. In the event that the Participant Retires on or after December 31, 2017, then the percent of the 2017 Performance Vesting Shares that shall vest on the Operating Income Determination Date shall be equal to the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above.

(G) In the event of a 409A Change in Control, that occurs prior to the Company’s 2017 fiscal year end date, so long as the Participant has not incurred a Termination prior to such 409A Change in Control, 100% of the 2017 Performance Vesting Shares shall vest upon such 409A Change of Control. In the event of a 409A Change in Control that occurs after the Company’s 2017 fiscal year end date, the percent of the 2017 Performance Vesting Shares that shall vest upon such 409A Change of Control shall be equal to the percent of 2017 Performance Vesting Shares determined under Section 3(a)(3)(B), (C) or (D) above.

Except in the event a Participant Retires, there shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable vesting date.

(b) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason; provided, however, that for the avoidance of doubt, the acceleration of any vesting of the RSUs shall not accelerate or modify the applicable dates upon which Common Stock is delivered, as provided in Section 4.

(c) Forfeiture. Subject to the Committee’s discretion to accelerate vesting hereunder, all unvested RSUs shall be immediately forfeited upon the Participant’s Termination for any reason. [In the event that the Participant does not execute the Covenants Agreement or materially violates any material provision contained therein, the RSUs shall be immediately forfeited and the Participant shall have no further rights under this Agreement.]6

4. Delivery of Common Stock.

(a) Vesting of RSUs. Subject to the provisions of Section 4(c), within thirty (30) days following the Operating Income Determination Date, the Participant shall receive the number of shares of Common Stock that correspond to the number of 2015 Performance Vesting Shares, 2016 Performance Vesting Shares and 2017 Performance Vesting Shares that have become vested prior to such time in accordance with Sections 3(a)(1), 3(a)(2) and 3(a)(3).

(b) Change in Control. Subject to the provisions of Section 4(c), within thirty (30) days following a 409A Change in Control, the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that have become vested prior to such time, determined in accordance with Sections 3(a)(1)(H), 3(a)(2)(G) and 3(a)(3)(G).

(c) Blackout Periods. If the Participant is subject to any Company “blackout” policy or other trading restriction imposed by the Company on the date such distribution would otherwise be made pursuant to Section 4 hereof, such distribution may, at the discretion of the Company be instead made on the earlier of (i) the date that the Participant is not subject to any such policy or restriction and (ii) the later of (A) the end of the calendar year in which such distribution would otherwise have been made and (B) a date that is immediately prior to the expiration of two and one-half months following the date such distribution would otherwise have been made hereunder.

5. Dividends and Other Distributions. Cash dividends on shares of Common Stock issuable hereunder shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such cash dividends shall not be deemed to be reinvested in shares of Common Stock and shall be held uninvested and without interest and paid in cash at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Stock dividends on shares of Common Stock shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such stock dividends shall be paid in shares of Common Stock at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with

[6]	To be used only for participants who have not previously executed a Covenants Agreement.

respect to any shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares. For the avoidance of doubt, no dividends (whether in cash or in stock) shall be paid on account of any Common Stock underlying an RSU unless such RSU becomes vested in accordance with Section 3.

6. Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with Section 4 and the Participant has become the holder of record of the vested shares of Common Stock issuable hereunder.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any minimum statutorily required withholding obligation with regard to the Participant shall be satisfied by reducing the amount of shares of Common Stock otherwise deliverable to the Participant hereunder.

9. Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.

10. Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the shares of Common Stock issuable hereunder and the Company is under no obligation to register the shares of Common Stock (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of vested Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11. Entire Agreement; Amendment. This Agreement, together with the Plan [and the Covenants Agreement]7, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

12. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

13. Acceptance. As required by Section 8.2 of the Plan, the Participant shall forfeit the RSUs if the Participant does not execute this Agreement within a period of 60 days from the date that the Participant receives this Agreement (or such other period as the Committee shall provide). [Furthermore, the Participant shall forfeit the RSUs if the Participant does not execute the Covenants Agreement within 60 days from the date that the Participant receives this Agreement.]8

14. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

[7]	To be used only for participants who have not previously executed a Covenants Agreement.
[8]	To be used only for participants who have not previously executed a Covenant Agreement.

16. Compliance with Laws. The grant of RSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Common Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the settlement provisions of the RSUs contained in this Agreement are intended to be compliant with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Participant agrees and acknowledges that the Company makes no representations with respect to the application of Section 409A of the Code and other tax consequences to any payments hereunder and, by entering into this Agreement, Participant agrees to accept the potential application of Code Section 409A and the other tax consequences of any payment made hereunder.

18. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

19. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

22. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

23. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of RSUs made under this

Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation

24. Grant Subject to Shareholder Approval. The grant of RSUs hereunder is expressly conditioned upon the approval of the Plan by the Company’s stockholders on or prior to November 15, 2015. In the event that such stockholder approval is not obtained for any reason, the award hereunder shall be null and void in all respects and shall not have any legal force or effect whatsoever.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ROUNDY’S, INC.

By:
Name:	Edward G. Kitz
Title:	GVP – Legal, Risk & Treasury

PARTICIPANT

Name:
Social Security Number:

EXHIBIT A

To be used only for participants who have not previously executed a Covenant Agreement.

FORM OF EMPLOYEE CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

ROUNDY’S, INC.

EMPLOYEE CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

This Employee Confidentiality and Non-Competition Agreement (this “Agreement”) is entered into as of the     day of             , 201  , by the undersigned for the benefit of Roundy’s, Inc. (“Roundy’s”) and its current and future Subsidiaries and Affiliates (as hereinafter defined). Roundy’s and its Subsidiaries and Affiliates are referred to herein collectively as the “Company.”

PREAMBLE:

I am an officer of the Company. I understand that in the course of my service to the Company, I will have access to and become acquainted with a great deal of confidential, proprietary information concerning the Company’s business, products, services, customers, sales and marketing efforts and practices, financial information, market strategies, corporate strategies, capital structure, ownership, and other valuable proprietary information. Some or all of such information may constitute “trade secrets” of the Company within the meaning of the Wisconsin Trade Secrets Act, Wis. Stat. §134.90.

I understand that such information is the exclusive property of the Company, and its disclosure to third persons could have a significant adverse effect on the Company’s competitive position and business. Further, my use of such knowledge and information, and of the experience I have and will gain in the course of my service to the Company, in a manner competitive with the Company’s business would have a substantial detrimental effect on the business and the value of the Company. The Company therefore wishes to maintain the strictest confidentiality of all such information and to take all reasonable steps to prevent its unauthorized dissemination or its use in a manner competitive with the Company’s business, and to prohibit me from competing with the Company for a period of time following the termination of my employment with the Company.

The Company has offered to grant me RSUs pursuant to the Company’s 2015 Incentive Compensation Plan (the “RSUs”). I understand that the Company’s willingness to grant the RSUs is in consideration, in part, of my entering into this Agreement.

AGREEMENT:

Therefore, in consideration of these circumstances, my continued employment by the Company, and Company’s granting me the RSUs, I agree as follows:

1. Confidential Information.

(a) I acknowledge that by reason of my duties to and association with the Company, I have had and will have access to and have and will become informed of Confidential Information. For purposes of this Agreement, “Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that is or was disclosed to, or developed or learned by, me in connection with my relationship with the Company or any of its stockholders or investors prior to the date hereof or during the continuation of my employment with the Company, and that relates to the actual or anticipated business, products, services, financing, research or development of the Company or any of its stockholders or investors or their respective suppliers, distributors or customers. Confidential Information includes, but is not limited to, the following: (i) internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, information about and confidential and proprietary information of any of the Company’s suppliers, distributors and customers; (iii) trade secrets, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, documentation, models, data and data bases relating thereto; (iv) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable); and (v) Acquisition Targets and Active Targets (as defined below). Confidential Information shall not include information that (a) is or becomes publicly known through no wrongful act or breach of obligation of confidentiality; (b) was rightfully received by me from a third party (other than the Company or any of the Company’s suppliers, distributors or customers) without a breach of any obligation of confidentiality by such third party known to me or (c) was known to me prior to my employment with the Company.

(b) During the term of my employment by the Company, I agree to keep in strict confidence and not, directly or indirectly, make known, disclose, furnish, make available or use any Confidential Information, except for use in my regular authorized duties on behalf of the Company. Following the termination (for any reason whatsoever) of my employment with the Company, I agree to keep in strict confidence and not, directly or indirectly, make known, disclose, furnish, make available or use any Confidential Information in the Geographic Area (as defined below). I acknowledge and agree that all documents and other property including or reflecting Confidential Information furnished to me by the Company or any of its shareholders, or investors or otherwise acquired or developed by me or known by me shall at all times be the sole and exclusive property of the Company. During my employment with the Company and thereafter, I will take all necessary and appropriate steps to safeguard Confidential Information and protect it against disclosure, misappropriation, misuse, loss and theft. I will deliver to the Company at the termination of my employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer disks or tapes, printouts and software and other documents and data (and copies thereof) relating to or containing any Confidential Information, Work Product (as defined below) or the business of the Company or any of its shareholders or investors which I may then possess or have under my control and shall erase all embodiments of the Confidential Information from all storage devices. If I am required to disclose Confidential Information pursuant to any applicable law or court order, I will provide the Company with prior written notice of the requirement for disclosure that details the Confidential Information to be disclosed and will cooperate with the Company to preserve the confidentiality of such information to the extent possible.

2. Common Law of Torts or Trade Secrets. In addition to the Company’s rights and my duties as specifically set out in this Agreement, the Company will retain all such rights, and I will be bound by all such duties, to protect the Company’s Confidential Information, as are or may be provided under the law, including without limitation the Wisconsin Trade Secrets Act (Wis. Stat. §134.90). Nothing herein will diminish the Company’s common law and statutory rights to:

(a) keep such information secret for as long as the law allows;

(b) protect such information from disclosure to any third party, wherever located;

(c) protect such information from use by any person, including me, not authorized by the Company; and

(d) seek any remedies and take any measures necessary to protect the Company’s Confidential Information.

3. Inventions and Patents.

(a) I acknowledge that all Work Product is the exclusive property of the Company. I hereby assign all right, title and interest in and to all Work Product to the Company. Any copyrightable works that fall within Work Product will be deemed “works made for hire” under Section 201(b) of the 1976 Copyright Act, and the Company shall own all of the rights comprised in the copyright therein; provided, however, that to the extent such works may not, by operation of law, constitute “works made for hire,” I hereby assign to the Company all right, title and interest therein.

(b) I will promptly and fully disclose all Work Product to the Company and will cooperate and perform at the expense of the Company all actions reasonably requested by the Company (whether during or after my employment) to establish, confirm and protect the Company’s right, title and interest in such Work Product. Without limiting the generality of the foregoing, I agree to assist the Company, at the Company’s expense, to secure its rights in the Work Product in any and all countries, including the execution of all applications and all other instruments and documents which the Company shall deem necessary in order to apply for and obtain rights in such Work Product and in order to assign and convey to the Company the sole and exclusive right, title and interest in and to such Work Product. If the Company is unable because of my mental or physical incapacity or for any other reason (including my refusal to do so after request therefor is made by the Company) to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Work Product belonging to or assigned to the Company pursuant to Section 7(a) above, then I hereby irrevocably designate and appoint Roundy’s and each of its duly authorized officers and agents as my agent and attorney-in-fact to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations thereon with the same legal force and effect as if executed by me. I agree not to apply for or pursue any application for any United States or foreign patents or copyright registrations covering any Work Product other than pursuant to this paragraph in circumstances where such patents or copyright registrations are or have been or are required to be assigned to the Company.

4. Non-Competition; Non-Solicitation; Non-Interference.

(a) I agree that, during my employment with the Company, I will not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, agent, representative or otherwise), consult with, render services for, or in any other manner engage in any business which is, directly or indirectly, engaged in any business in which the Company engages or proposes to engage during the period of my employment.

(b) I agree that, during the Noncompete Period (as defined below), I will not directly or indirectly own any interest in, or in any capacity that requires me to provide, in any material respect, services, advice, and/or consultation similar to the services, advice and/or consultation I provided on behalf of the Company during the Reference Period (as defined below), manage, control, participate in (whether as an officer, director, employee, partner, agent, representative or otherwise), consult with, render services for, or in any manner engage in any business which is located, in whole or in part, in the Geographic Area and which is engaged in a Competitive Business (as defined below).

(c) Nothing herein shall prohibit me from being a passive owner of not more than 2% of the outstanding securities of any class of a corporation which is publicly traded, so long as I have no active participation in the business of any such corporation.

(d) During my employment with the Company and throughout the Noncompete Period, I will not directly or indirectly (including through another person) solicit or attempt to solicit, induce or attempt to induce any employee, consultant, agent, independent contractor or any other person otherwise engaged in a services or business relationship (including, without limitation, any customer, supplier, licensee or licensor) with the Company to leave the employ of or terminate or otherwise adversely alter such person’s relationship with the Company, or in any way interfere with the relationship between the Company and any such person; provided, however, I will not be prohibited from engaging the services of any such person who is also engaged by the Company (other than any employee of the Company, or any consultant or agent providing services substantially on a full-time basis to the Company relating primarily to the Food Industries, as that term is defined below) so long as any such engagement would not otherwise constitute a breach of this Section 4(d).

(e) During the Noncompete Period, I will not directly or indirectly (including through another person) hire or otherwise engage the services of any person who was an employee of the Company at any time during the ninety (90) day period immediately preceding the termination of my employment with the Company.

(f) During my employment with the Company and throughout the Noncompete Period, I will not directly or indirectly (including through another person) acquire or attempt to acquire any business in the United States of America to which the Company or any of its shareholders or investors has made any proposal during the Reference Period relating to the possible acquisition of such business by the Company or any of its shareholders or investors (an “Acquisition Target”), or take any action to induce or attempt to induce any Acquisition Target to consummate any acquisition, investment or other similar transaction with any person other than the Company or any of its shareholders or investors.

(g) If, at the time of enforcement of any covenant or agreement contained in Section 1, 2, 4(a), 4(b), 4(d) or 4(e) of this Agreement, a court holds that the duration, scope, or area restrictions stated herein are unreasonable under circumstances then existing, I agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court will be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Because my services are unique and because I have access to Confidential Information and Work Product, I agree that monetary damages would not be an adequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or similar relief in order to enforce, or prevent any violations of, the provisions hereof. In addition, in the event of a breach or violation by me of any covenant or agreement in Section 4(a), 4(b), 4(d) or 4(e), the Noncompete Period set forth in such Section with respect to such covenant or agreement shall be tolled until such breach or violation has been duly cured.

5. Definitions.

“Active Targets” means a company or a division of a company in the Food Industries which, during the Reference Period, the Company has spent a significant amount of time investigating as a possible investment or acquisition candidate.

“Affiliate” of a person means any other person or investment fund controlling, controlled by or under common control with the person and, in the case of a person which is a partnership, any partner of the person.

“Competitive Business” means the business of the wholesale distribution or retail sale of food, groceries, prescription and non-prescription drug products, general merchandise (but only if such general merchandise business is part of a business a material component of which is the sale or distribution of food or groceries) and other goods and services related to the wholesale or retail sale or distribution of food or groceries.

“Food Industries” means the retail grocery industry.

“Geographic Area” means the States of Illinois, Minnesota, Wisconsin, any other state in which the Company or any of its Subsidiaries conduct significant business after the date hereof, and any other state in which an Active Target is located.

“Noncompete Period” means the one (1) year period following the Termination Date; provided that if the Termination Date for a Class A Participant occurs within twenty-four (24) months following a Change in Control, the Noncompete Period shall mean the one and one-half (1.5) year period following the Termination Date. For purposes of this Agreement, “Change in Control” shall have the meaning given such term in the grant agreement governing the RSUs.

“Reference Period” means the one (1) year period immediately preceding the Termination Date.

“Subsidiary” means, with respect to any person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a person or persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such person or persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

“Termination Date” means the date on which my employment with Roundy’s terminates, regardless of the reason for that termination.

“Work Product” means all inventions, innovations, improvements, developments, methods, processes, designs, analyses, drawings, reports and all similar or related information (whether or not patentable or reduced to practice or comprising Confidential Information) and any copyrightable work, trade mark, trade secret or other intellectual property rights (whether or not comprising Confidential Information) and any other form of Confidential Information, any of which relate to the Company’s actual or anticipated business, research and development or existing or future products or services and which were or are conceived, reduced to practice, contributed to, developed, made or acquired by me (whether alone or jointly with others) while employed (both before and after the date hereof) by the Company (or its predecessors, successors or assigns).

6. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipients at the address indicated below:

If to me:

If to the Company:	Roundy’s, Inc.
875 East Wisconsin Avenue
Milwaukee, WI 53202
Attn: Michael P. Turzenski

or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States, return receipt requested, upon actual receipt; (b) if sent by reputable overnight air courier (such as DHL or Federal Express), two business days after being so sent; (c) if sent by telecopy or facsimile transmission (and receipt is confirmed), when transmitted at or before 5:00 p.m. local time at the location of receipt on a business day, and if received after 5:00 p.m. or on a day other than a business day, on the next following business day, but only if also sent by reputable overnight air courier within one business day following transmission; or (d) if otherwise actually personally delivered, when so delivered.

7. General Provisions.

(a) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. The parties specifically acknowledge and agree that each covenant and agreement contained in Section 1, 2, 3, 4(a), 4(b), 4(d) or 4(e) of this Agreement is separate and independent.

(b) Complete Agreement. This Agreement, together with the RSUs, and those other documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Wisconsin or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Wisconsin.

(f) Remedies. The Company shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. I agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(g) Survival. The provisions of this Agreement shall survive and continue in full force and effect in accordance with their terms notwithstanding any termination of my employment with the Company, regardless of the reason for that termination.

(h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and me.

(i) Advice of Counsel. I acknowledge that I have been encouraged by the Company to obtain independent legal advice and counsel prior to entering into this Agreement, that I have obtained such independent advice and counsel, and that I understand fully all the terms and provisions contained in this Agreement.

(j) Other Laws. Nothing in this Agreement shall be construed to limit or negate any common or statutory law, including, without limitation, any laws of fiduciary duties, torts or trade secrets, where it provides the parties hereunder with broader protection than that provided herein.

(l) Waiver of Jury Trial. I HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG ANY OF THE PARTIES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

IN WITNESS WHEREOF, I have executed this Employee Confidentiality and Non-Competition Agreement on the date first written above.

EMPLOYEE: